Exhibit 10.7

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is made and entered into as of December 23, 2024 (the “Effective Date”) by and among Ikena Oncology, Inc., a Delaware corporation (the “Company”), and the purchasers listed on the signature pages hereto (each a “Purchaser” and together the “Purchasers”). Certain terms used and not otherwise defined in the text of this Agreement are defined in SECTION 9 hereof.

RECITALS

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D promulgated by the United States Securities and Exchange Commission (the “Commission”) under the 1933 Act;

WHEREAS, the Company desires to sell to the Purchasers, and the Purchasers desire, severally and not jointly, to purchase from the Company, up to $75,000,000 of shares of Common Stock, par value $0.001 (the “Common Stock”) at a purchase price equal to the Purchase Price (defined below), each in accordance with the terms and provisions of this Agreement; and

WHEREAS, the Company is party to that certain Agreement and Plan of Merger by and among the Company, Insight Merger Sub I, Insight Merger Sub II, and Inmagene Biopharmaceuticals (“Inmagene”), dated as of the date hereof (the “Merger Agreement”), pursuant to which Insight Merger Sub I will merge with and into Inmagene, with Inmagene surviving and becoming a wholly owned subsidiary of the Company and immediately following such merger, Inmagene will merger with and into Insight Merger Sub II, with Insight Merger Sub II surviving and becoming a wholly owned subsidiary of the Company (the “Merger”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Authorization of Shares. The Company has authorized the sale and issuance of shares of Common Stock on the terms and subject to the conditions set forth in this Agreement. The shares of Common Stock sold hereunder at the Closing (as defined below) shall be referred to as the “Shares.”

SECTION 2. Sale and Purchase of the Shares.

2.01 Closing. Upon the terms and subject to the conditions herein contained, the Company agrees to sell to each Purchaser, and each Purchaser agrees to purchase from the Company, at a closing (the “Closing” and the date of the Closing, the “Closing Date”) to occur immediately following the Second Effective Time (as such term is defined in the Merger Agreement), that number of Shares set forth opposite such Purchaser’s name on the Schedule of Purchasers under the heading “Closing Shares” for the purchase price to be paid by each Purchaser set forth opposite such Purchaser’s name on the Schedule of Purchasers.

Exhibit 10.7

2.02 Payment of Purchase Price; Delivery of Shares. Upon not less than three (3) Business Days’ written notice from (or on behalf of) the Company to each Purchaser (the “Closing Notice”) of the anticipated Closing Date and wire instructions for delivery of such Purchaser’s applicable purchase price set forth opposite such Purchaser’s name on the Schedule of Purchasers, at or prior to the Closing, each Purchaser will pay the applicable purchase price set forth opposite such Purchaser’s name on the Schedule of Purchasers by wire transfer of immediately available funds in accordance with such wire instructions provided by (or on behalf of) the Company in the Closing Notice. If the Closing does not occur within three (3) Business Days after the expected Closing Date, unless otherwise agreed by the Company and such Purchaser, the Company shall promptly (but no later than one (1) Business Day thereafter) return to each Purchaser by wire transfer of immediately available funds to the account specified by such Purchaser all funds previously paid by such Purchaser to the Company in respect of the purchase price for Shares to be purchased hereunder (if any). On the Closing Date, the Company will (a) cause its transfer agent to issue the Shares in book-entry form, free and clear of all restrictive and other legends (except as expressly provided in Section 7) and the Company shall provide evidence of such issuance from the Company’s transfer agent on or as soon as reasonably practicable following the Closing Date to each Purchaser.

SECTION 3. Representations and Warranties of the Purchasers. Each Purchaser, severally and not jointly, represents and warrants to the Company and Leerink Partners LLC (the “Placement Agent”) that the statements contained in this SECTION 3 are true and correct as of the Effective Date, and will be true and correct as of the Closing Date:

3.01 Organization and Existence. The Purchaser is a duly incorporated or organized and validly existing corporation, limited partnership, limited liability company or other legal entity, has all requisite corporate, partnership or limited liability company power and authority to enter into and consummate the transactions contemplated by this Agreement and to carry out its obligations hereunder and thereunder, and to invest in the Shares pursuant to this Agreement, and is in good standing under the laws of the jurisdiction of its incorporation or organization.

3.02 Validity. The execution, delivery and performance of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all necessary corporate, partnership, limited liability or similar actions, as applicable, on the part of such Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.03 Brokers. There is no broker, investment banker, financial advisor, finder or other Person which has been retained by or is authorized to act on behalf of the Purchaser who might be entitled to any fee or commission for which the Company or any of its subsidiaries (including Inmagene following the Effective Time) will be liable in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby.

Exhibit 10.7

3.04 Investment Representations and Warranties. The Purchaser understands and agrees that the offering and sale of the Shares has not been registered under the 1933 Act or any applicable state securities laws and is being made in reliance upon federal and state exemptions for transactions not involving a public offering which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein.

3.05 Acquisition for Own Account; No Control Intent. The Purchaser is acquiring the Shares for its own account for investment and not with a view towards distribution in a manner which would violate the 1933 Act or any applicable state or other securities laws. The Purchaser is not party to any agreement providing for or contemplating the distribution of any of the Shares. The Purchaser has no present intent to effect a “change of control” of the Company as such term is understood under the rules promulgated pursuant to Section 13(d) of the 1934 Act.

3.06 No General Solicitation. The Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement. The purchase of the Shares has not been solicited by or through anyone other than the Company or, on the Company’s behalf, the Placement Agent.

3.07 Ability to Protect Its Own Interests and Bear Economic Risks. The Purchaser has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement and is capable of evaluating the merits and risks of the investment in the Shares. The Purchaser is able to bear the economic risk of an investment in the Shares and is able to sustain a loss of all of its investment in the Shares without economic hardship, if such a loss should occur. Purchaser has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

3.08 Accredited Investor. The Purchaser is an “accredited investor” as that term is defined in Rule 501(a) under the 1933 Act.

3.09 Access to Information. The Purchaser has been given access to Company documents, records, and other information, and has had adequate opportunity to ask questions of, and receive answers from, the Company’s officers, employees, agents, accountants and representatives concerning the Company’s business, operations, financial condition, assets, liabilities and all other matters relevant to its investment in the Shares. The Purchaser is relying exclusively on its own investment analysis and due diligence (including professional advice it deems appropriate) with respect to the execution, delivery and performance of this Agreement, the Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of the Company, including but not limited to all business, legal, regulatory, accounting, credit and tax matters. The Purchaser further acknowledges that there have not been and such Purchaser hereby agrees that it is not relying on and has not relied on, any statements, representations, warranties, covenants or agreements made to such Purchaser by or on behalf of the Company, Inmagene, the Placement Agent, or any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing or any other person or entity, expressly or by implication, other than those representations,

Exhibit 10.7

warranties and covenants of the Company expressly set forth in this Agreement. The Purchaser hereby acknowledges and agrees that (a) the Placement Agent is acting solely as the agent of the Company in this placement of the Shares and is not acting as underwriter or in any other capacity and is not and shall not be construed as fiduciary for the Purchaser, the Company, Inmagene or any other person or entity in connection with this placement of the Shares, and (b) the Placement Agent will have no responsibility with respect to (i) any representations, warranties or agreements made by any person or entity under or in connection with the transactions contemplated by this Agreement or any of the documents furnished pursuant thereto or in connection therewith, or the execution, legality, validity or enforceability (with respect to any person) thereof, or (ii) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning the Company, Inmagene or the transactions contemplated by this Agreement. No disclosure or offering document has been prepared by the Placement Agent or any its affiliates in connection with the offer and sale of the Shares. The Purchaser understands that an investment in the Shares bears significant risk and represents that it has had the opportunity to review the SEC Reports (as defined below), which serve to qualify certain of the Company representations set forth below.

3.10 Restricted Securities. The Purchaser understands that the Shares will be characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a private placement under Section 4(a)(2) of the 1933 Act and that under such laws and applicable regulations such Shares may be resold without registration under the 1933 Act only in certain limited circumstances.

3.11 Short Sales. Between the time the Purchaser learned about the offering contemplated by this Agreement and the public announcement of the offering, the Purchaser has not engaged in any short sales (as defined in Rule 200 of Regulation SHO under the 1934 Act (“Short Sales”)) or similar transactions with respect to the Common Stock or any securities exchangeable or convertible for Common Stock, nor has the Purchaser, directly or indirectly, caused any Person to engage in any Short Sales or similar transactions with respect to the Common Stock.

3.12 Tax Advisors. The Purchaser has had the opportunity to review with the Purchaser’s own tax advisors the federal, state and local tax consequences of its purchase of the Shares set forth opposite such Purchaser’s name on the Schedule of Purchasers, where applicable, and the transactions contemplated by this Agreement. The Purchaser is relying solely on the Purchaser’s own determination as to tax consequences or the advice of such tax advisors and not on any statements or representations of the Company or any of its agents and understands that the Purchaser (and not the Company) shall be responsible for the Purchaser’s own tax liability that may arise as a result of the transactions contemplated by this Agreement.

SECTION 4. Representations and Warranties by the Company. Assuming the accuracy of the representations and warranties of the Purchasers set forth in SECTION 3 and except as set forth in the reports, schedules, forms, statements and other documents filed or furnished by the Company with or to the Commission pursuant to the 1934 Act since January 1, 2023 (collectively, the “SEC Reports”), which disclosures serve to qualify these representations and warranties in their entirety, the Company represents and warrants to the Purchasers and the Placement Agent that the statements contained in this SECTION 4 are true and correct as of the Effective Date, and will be true and correct as of the Closing Date:

Exhibit 10.7

4.01 SEC Reports. Since January 1, 2023, the Company has timely filed all of the reports, schedules, forms, statements and other documents required to be filed by the Company with the Commission pursuant to the reporting requirements of the 1934 Act. The SEC Reports, at the time they were filed with the Commission, (a) complied as to form in all material respects with the applicable requirements of the 1934 Act and the 1934 Act Regulations and (b) did not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no outstanding or unresolved comments from the SEC staff with respect to the SEC Reports. To the Company’s knowledge, none of the SEC Reports are the subject of an ongoing SEC review.

4.02 Independent Accountants. The accountants who certified the audited consolidated financial statements of the Company included in the SEC Reports are independent public accountants as required by the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations, and the Public Company Accounting Oversight Board.

4.03 Financial Statements. The consolidated financial statements included or incorporated by reference in the SEC Reports, together with the related notes, comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing, and present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries as of and at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; and said financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved, except in the case of unaudited, interim financial statements, subject to normal year-end audit adjustments and the exclusion of certain footnotes. Except as set forth in the financial statements filed prior to the date of this Agreement, pursuant to that certain Loan and Security Agreement, dated as of the Effective Date, by and between the Company and Inmagene (the “Loan Agreement”), as set forth in the Registration Statement (as defined in the Merger Agreement) and as contemplated by the other Contemplated Transactions (as defined in the Merger Agreement), the Company has not incurred any liabilities, contingent or otherwise, except (i) those incurred in the ordinary course of business, consistent with past practices since the date of such financial statements or (ii) liabilities not required under GAAP to be reflected in the financial statements, in either case, none of which, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect (as defined below).

4.04 No Material Adverse Change in Business. Except as otherwise stated or disclosed in the SEC Reports, since September 30, 2024, (a) there has been no Material Adverse Effect, other than any such change arising from steps taken by the Company after September 30, 2024 to terminate personnel, to amend or terminate contracts, and to discontinue or wind-down certain business activities or as otherwise contemplated by the Contemplated Transactions, (b) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business and except as contemplated in this Agreement, the Merger

Exhibit 10.7

Agreement, the Loan Agreement and by the other Contemplated Transactions, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (c) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, except as contemplated by the Insight CVR Agreement (as defined in the Merger Agreement) and the Company CVR Agreement (as defined in the Merger Agreement).

4.05 Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as disclosed in the SEC Reports and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect.

4.06 Good Standing of Subsidiaries. Each subsidiary of the Company has been duly incorporated or organized and is validly existing in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate or similar power and authority to own, lease and operate its properties and to conduct its business as described in the SEC Reports and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect. All of the issued and outstanding capital stock or share capital of each subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock of any subsidiary were issued in violation of the preemptive or similar rights of any securityholder of such subsidiary. For the avoidance of doubt, for purposes of this SECTION 4, the term “subsidiary” and “subsidiaries” shall only include Inmagene from and after the Effective Time.

4.07 Capitalization. As of the date hereof, the Company has an authorized capitalization as set forth in the SEC Reports. The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. None of the outstanding shares of capital stock of the Company were issued in violation of the preemptive or other similar rights of any securityholder of the Company which have not been waived. Except as set forth in this Agreement, the SEC Reports or the Merger Agreement, the Company is presently not under any obligation, and has not granted any rights, to register under the 1933 Act any of the Company’s presently outstanding securities or any of its securities that may hereafter be issued that have not expired or been satisfied or waived.

4.08 Validity; Valid Issuance. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws

Exhibit 10.7

relating to the availability of specific performance, injunctive relief, or other equitable remedies. The Shares are, subject to obtaining the Required Insight Stockholder Vote (as defined in the Merger Agreement), duly authorized and, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free and clear of any liens or other restrictions, other than restrictions on transfer under applicable state and federal securities laws or such restrictions as the Purchaser has agreed to in writing with the Company, will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s certificate of incorporation or bylaws or the Delaware General Corporation Law, and the holder of the Shares shall be entitled to all rights accorded to a holder of Common Stock as set forth in the Company’s certificate of incorporation and bylaws.

4.09 Absence of Violations, Defaults and Conflicts. Subject to obtaining the Required Insight Stockholder Vote, neither the Company nor any of its subsidiaries is (a) in violation of its certificate of incorporation, bylaws or similar organizational document, except, for such violations that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (b) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the properties or assets of the Company or any subsidiary is subject (collectively, “Agreements and Instruments”), except for such defaults that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, or (c) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, assets or operations (each, a “Governmental Entity”), except for such violations that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The execution, delivery and, subject to obtaining the Required Insight Stockholder Vote, the performance of this Agreement, the Registration Rights Agreement and the consummation of the transactions contemplated herein (including the issuance and sale of the Shares) and compliance by the Company with its obligations hereunder and thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect), nor will such action result in any violation of (i) the provisions of the certificate of incorporation, bylaws or similar organizational document of the Company or any of its subsidiaries or (ii) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity, except in the case of clause (ii) for such violations as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any Person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

Exhibit 10.7

4.10 Absence of Proceedings. There is no action, suit, proceeding, inquiry or, to the knowledge of the Company, investigation before or brought by any Governmental Entity now pending or, to the knowledge of the Company, threatened in writing, against or affecting the Company or any of its subsidiaries, which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement or the Merger Agreement or the performance by the Company of its obligations hereunder and thereunder.

4.11 Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance, or sale of the Shares hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required by the rules and regulations of Nasdaq, state securities laws or the China Securities Regulatory Commission (if applicable).

4.12 Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate Governmental Entities necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Company and its subsidiaries are in compliance with the terms and conditions of all Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

4.13 Title to Property. Except as disclosed in the SEC Reports, the Company and its subsidiaries do not own any real property. The Company and its subsidiaries have title to all tangible personal property owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the SEC Reports, or (b) do not, singly or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the SEC Reports, are in full force and effect, and neither the Company nor any such subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease. The foregoing is subject to the sublease, termination or expiration of any real property leases of the Company in accordance with their terms or by the Company.

Exhibit 10.7

4.14 Intellectual Property. The Company and its subsidiaries own or possess the right to use all patents, patent applications, inventions, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information or procedures), trademarks, service marks, trade names, domain names, copyrights, and other intellectual property, and registrations and applications for registration of any of the foregoing (collectively, “Intellectual Property”) necessary to conduct their business as presently conducted and currently contemplated to be conducted in the future as described in the SEC Reports and the Registration Statement and, to the knowledge of the Company, neither the Company nor any of its subsidiaries, whether through their respective products and services or the conduct of their respective businesses, has infringed, misappropriated, conflicted with or otherwise violated, or is currently infringing, misappropriating, conflicting with or otherwise violating, and none of the Company or its subsidiaries have received any heretofore unresolved communication or notice of infringement of, misappropriation of, conflict with or violation of, any Intellectual Property of any other Person, other than as described in the SEC Reports or the Registration Statement or as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any communication or notice (in each case that has not been resolved) alleging that by conducting their business as described in the SEC Reports or the Registration Statement, such parties would infringe, misappropriate, conflict with, or violate, any of the Intellectual Property of any other Person. The Company knows of no infringement, misappropriation or violation by others of Intellectual Property owned by or licensed to the Company or its subsidiaries which would reasonably be expected to result in a Material Adverse Effect. The Company and its subsidiaries have taken all reasonable steps necessary to secure their interests in such Intellectual Property from their employees and contractors and to protect the confidentiality of all of their confidential information and trade secrets. To the knowledge of the Company, none of the Intellectual Property employed by the Company or its subsidiaries has been obtained or is being used by the Company or its subsidiaries in violation of any contractual obligation binding on the Company or any of its subsidiaries or, to the knowledge of the Company, any of their respective officers, directors or employees, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All Intellectual Property owned or exclusively licensed by the Company or its subsidiaries is free and clear of all liens, encumbrances, defects or other restrictions (other than non-exclusive licenses granted in the ordinary course of business), except those that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and its subsidiaries are not subject to any judgment, order, writ, injunction or decree of any court or any Governmental Entity, nor has the Company or any of its subsidiaries entered into or become a party to any agreement made in settlement of any pending or threatened litigation, which materially restricts or impairs their use of any Intellectual Property.

4.15 Absence of Litigation. As of the date hereof, there is no action, suit, proceeding, arbitration, claim, investigation, charge, complaint or inquiry pending or, to the Company’s knowledge, threatened in writing against the Company or any of its subsidiaries which, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect, nor are there any orders, writs, injunctions, judgments or decrees outstanding of any court or government agency or instrumentality and binding upon the Company or any of its subsidiaries that have had or would reasonably be expected to have a Material Adverse Effect. As of the date hereof, neither the Company nor any subsidiary, nor to the knowledge of the Company, any director or officer of the Company or any subsidiary, is, or within the last ten (10) years has

Exhibit 10.7

been, the subject of any action involving a claim of violation of or liability under federal or state securities laws relating to the Company or such subsidiary or a claim of breach of fiduciary duty relating to the Company or such subsidiary.

4.16 Accounting Controls and Disclosure Controls. The Company has established and maintains disclosure controls and procedures (as defined under Rule 13a-15 and 15d-15 under the 1934 Act Regulations) which are (a) reasonably designed to ensure that material information relating to the Company, including its subsidiaries, is made known to the Company’s principal executive officer and principal financial officer by others within those entities and (b) have been evaluated by management of the Company for effectiveness as of the end of the Company’s most recent fiscal quarter. Since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially adversely affected, or is reasonably likely to materially adversely affect, the Company’s internal control over financial reporting.

4.17 Compliance with the Sarbanes-Oxley Act. The Company is in compliance in all material respects with all provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof that are in effect and with which the Company is required to comply.

4.18 Payment of Taxes. All United States federal income tax returns of the Company and its subsidiaries required by law to be filed have been filed and all material amounts of income taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. No assessment in connection with United States federal tax returns has been made against the Company. The Company and its subsidiaries have filed all other tax returns that are required to have been filed by them through the date hereof or have timely requested extensions thereof pursuant to applicable foreign, state, local or other law except insofar as the failure to file such returns would not reasonably be expected to result in a Material Adverse Effect and has paid all taxes due pursuant to such returns or all taxes due and payable pursuant to any assessment received by the Company and its subsidiaries, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been established by the Company or its subsidiaries and except where the failure to pay such taxes would not reasonably be expected to result in a Material Adverse Effect. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or reassessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not reasonably be expected to result in a Material Adverse Effect.

4.19 Investment Company Act. The Company is not required, and upon the issuance and sale of the Shares will not be required, to register as an “investment company” under the Investment Company Act of 1940, as amended.

4.20 Regulatory Matters. Except as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect: (a) neither the Company nor any of its subsidiaries has received any FDA Form 483, notice of adverse finding, warning letter or other

Exhibit 10.7

correspondence or notice from the U.S. Food and Drug Administration (“FDA”) or any other Governmental Entity alleging or asserting noncompliance with any Applicable Laws (as defined in clause (b) below); (b) the Company and each of its subsidiaries is and since January 1, 2023 has been in compliance with statutes, laws, ordinances, rules and regulations, as applicable, related to the ownership, testing, development, manufacture, packaging, processing, use, distribution, labeling, storage, import, export or disposal of any product manufactured or distributed by the Company, including without limitation, the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301, et seq., similar laws of other Governmental Entities and the regulations promulgated pursuant to such laws (collectively, “Applicable Laws”); (c) neither the Company nor any of its subsidiaries has received written notice of any ongoing claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Entity or third party alleging that any product, operation or activity is in violation of any Applicable Laws or has any actual knowledge that any such Governmental Entity or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (d) neither the Company nor any of its subsidiaries has received written notice that any Governmental Entity has taken, is taking or intends to take action to limit, suspend, modify or revoke any Governmental Licenses necessary to carry on the Company’s business as now conducted; and (e) the Company and each of its subsidiaries has filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws and that, to the Company’s knowledge, all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete, correct and not misleading on the date filed (or were corrected or supplemented by a subsequent submission). Neither the Company, any subsidiary nor, to the Company’s knowledge, any of their respective directors, officers or employees has been the subject of an FDA debarment proceeding. Neither the Company nor any subsidiary has been or is now subject to FDA’s Application Integrity Policy. To the Company’s knowledge, neither the Company, any subsidiary nor any of its directors, officers or employees, has made, or caused the making of, any false statements on, or material omissions from, any other records or documentation prepared or maintained to comply with the requirements of the FDA or any other Governmental Entity. Neither the Company, any subsidiary nor, to the Company’s knowledge, any of their respective directors, officers or employees, have with respect to each of the following statutes, or regulations promulgated thereto, as applicable: (i) knowingly and willfully engaged in activities which are prohibited, cause for civil penalties, or constitute the basis for mandatory or permissive exclusion from any Federal Health Care Program under 42 U.S.C. §§ 1320a-7b; (ii) knowingly and willfully engaged in any activities that would implicate the Federal False Claims Act, 31 U.S.C. § 3729.

4.21 Research, Studies and Tests. The research, nonclinical and clinical studies and tests conducted by or, to the knowledge of the Company, on behalf of the Company and its subsidiaries have been and, if still pending, are being conducted in all material respects in accordance with experimental protocols, procedures and controls pursuant to all Applicable Laws; the descriptions of the results of such research, nonclinical and clinical studies and tests contained in the SEC Reports are accurate and complete in all material respects and fairly present in all material respects the data derived from such research, nonclinical and clinical studies, and tests; the Company is not aware of any research, nonclinical or clinical studies or tests, the results of which the Company believes reasonably call into question the research, nonclinical or clinical study or test results described or referred to in the SEC Reports when viewed in the context in which such results are described; and neither the Company nor, to the knowledge of the Company,

Exhibit 10.7

any of its subsidiaries has received any written notices or written correspondence from any Governmental Entity that will require the termination, suspension or material modification of any research, nonclinical or clinical study or test conducted by or on behalf of the Company or its subsidiaries, as applicable.

4.22 Private Placement. Neither the Company nor its subsidiaries, nor any Person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration under the 1933 Act of the Shares being sold pursuant to this Agreement. Assuming the accuracy of the representations and warranties of the Purchasers contained in SECTION 3 hereof, the issuance of the Shares is exempt from registration under the 1933 Act.

4.23 Brokers and Finders. Except the Placement Agent, no broker, finder, commission agent, placement agent or arranger has been engaged in connection with the sale of the Shares.

4.24 Reliance by Purchasers and Placement Agent. The Company acknowledges that the Placement Agent and each Purchaser will rely upon the truth and accuracy of, and the Company’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Company set forth in this Agreement.

4.25 No Disqualification Events. Neither the Company nor any of its (i) predecessors, (ii) affiliates, (iii) directors, (iv) executive officers, (v) beneficial owners of 20% or more of its outstanding voting equity securities (calculated on the basis of voting power), (vi) promoters or (vii) investment managers (including any of such investment managers’ directors, executive officers or officers participating in the placement contemplated by this Agreement) or general partners or managing members of such investment managers (including any of such general partners’ or managing members’ directors, executive officers or officers participating in the placement contemplated by this Agreement) (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to the disqualification provisions of Rule 506(d)(1)(i-viii) of Regulation D under the Securities Act (a “Disqualification Event”). The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosure provided thereunder.

4.26 Other Covered Persons. Other than the Placement Agent(s), the Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

4.27 Employee Benefits. Except as would not be reasonably likely to result in a Material Adverse Effect, each employee benefit plan (as defined in Section 3(3) of U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) and all other employee benefit programs or arrangements, including, without limitation, any such programs or arrangements providing severance pay, sick leave, vacation pay, salary continuation for disability, retirement benefits, deferred compensation, bonus pay, incentive pay, stock options or other stock-based compensation, hospitalization insurance, medical insurance, life insurance, scholarships or tuition reimbursements, maintained by the Company or to which the Company or any of its subsidiaries

Exhibit 10.7

is obligated to contribute for employees or former employees of the Company and its subsidiaries, have has been established and administered in accordance with its terms and in compliance with the applicable provisions of ERISA, the U.S. Internal Revenue Code of 1986, as amended, the Patient Protection and Affordable Care Act of 2010, as amended, and other applicable laws, rules and regulations. The Company and its subsidiaries are in compliance with all applicable federal, state and local laws, rules and regulations regarding employment, except for any failures to comply that are not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect. There is no labor dispute, strike or work stoppage against the Company or its subsidiaries pending or, to the knowledge of the Company, threatened which may interfere with the business activities of the Company, except where such dispute, strike or work stoppage is not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect.

4.28 Nasdaq Stock Market. The issued and outstanding shares of Common Stock are registered pursuant to Section 12(b) of the 1934 Act and are listed for trading on Nasdaq. Except as set forth in the SEC Reports, the Company is in compliance with all listing requirements of Nasdaq applicable to the Company except where such failure to be in compliance would not reasonably be expected to have a Material Adverse Effect. There is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by Nasdaq or the Commission, respectively, to prohibit or terminate the listing of the Common Stock on the Nasdaq or to deregister the Common Stock under the 1934 Act. The Company has taken no action that is designed to terminate the registration of the Common Stock under the 1934 Act.

4.29 No Additional Agreements. There are no agreements or understandings between the Company, on one hand, and any Purchaser (in their capacity as such), on the other hand, with respect to the transactions contemplated by this Agreement.

4.30 Anti-Bribery and Anti-Money Laundering Laws; Sanctions. Each of the Company, its subsidiaries and, to the knowledge of the Company, any of their respective officers, directors, supervisors, managers, agents, or employees (in each case, in their respective capacities as such), are and, in the past five (5) years, have been in compliance with: (a) applicable anti-bribery laws, including but not limited to the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, or any other applicable anti-bribery or anti-corruption law, rule or regulation of similar purposes and scope, (b) applicable anti-money laundering laws, including, but not limited to, applicable federal, state, international, foreign or other laws or regulations regarding anti-money laundering, including, without limitation, Title 18 US. Code sections 1956 and 1957, the Patriot Act and the Bank Secrecy Act, all as amended, and any executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder, or (c) except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, any laws with respect to import and export control and economic sanctions, including the U.S. Export Administration Regulations, the U.S. International Traffic in Arms Regulations, and economic sanctions regulations and executive orders administered by the U.S. Department of the Treasury Office of Foreign Asset Control.

4.31 Cybersecurity. Except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, the Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software,

Exhibit 10.7

websites, applications, and databases owned by the Company and its subsidiaries (collectively, “IT Systems”) are reasonably adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted and, to the Company’s knowledge, are free and clear of all material Trojan horses, time bombs, malware and other malicious code. Except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, the Company and its subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls designed to maintain and protect the confidentiality, integrity, availability, privacy and security of all confidential data used or maintained in connection with their respective businesses, in the possession or control of the Company or its subsidiaries (“Confidential Data”), and Personal Data (as defined below), and the integrity, availability, redundancy and security of all IT Systems. “Personal Data” means the following data used in connection with the Company’s and its subsidiaries’ businesses and in their possession or control: (a) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or other tax identification number, driver’s license number, passport number, credit card number or bank information; (b) any information that would qualify as “protected health information” under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (collectively, “HIPAA”); and (c) any information that would qualify as “personal data,” “personal information” (or similar term) under applicable laws governing the processing of Personal Data, data privacy, data or cyber security, breach notification or data localization and all legally binding regulatory guidelines issued by Governmental Entities, each as applicable to the Company and its subsidiaries processing of Personal Data (“Privacy Laws”). To the Company’s knowledge, except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, during the past three (3) years, there have been no breaches or unauthorized uses of or accesses to the Company’s IT Systems, Confidential Data, or Personal Data that would require notification to an impacted natural person or Governmental Entity under governing Privacy Laws.

4.32 Compliance with Privacy Laws. Except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, the Company and its subsidiaries are, and at all prior times during the past three (3) years were, in material compliance with all governing Privacy Laws. Except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, the Company and its subsidiaries have in place, comply with, and take all commercially reasonable steps designed to comply in all material respects with their written and publicly communicated applicable policies and procedures governing data privacy and security, and the processing of Personal Data and Confidential Data (the “Privacy Statements”).

4.33 Transactions with Affiliates and Employees. No relationship, direct or indirect, exists between or among the Company, on the one hand, and any director, officer, stockholder, customer or supplier of the Company, on the other hand, which is required to be described in the SEC Reports or the Registration Statement that is not so described or will not be so described in accordance with the 1934 Act or the 1933 Act (as applicable).

Exhibit 10.7

SECTION 5. Covenants.

5.01 Further Assurances. At or prior to the Closing, each party agrees to cooperate with each other and their respective officers, employees, attorneys, accountants and other agents, and, generally, do such other reasonable acts and things in good faith as may be necessary to effectuate the intents and purposes of this Agreement, subject to the terms and conditions hereof and compliance with applicable law, including taking reasonable action to facilitate the filing of any document or the taking of reasonable action to assist the other parties hereto in complying with the terms hereof.

5.02 Disclosure of Transactions and Other Material Information. The Company shall, on or before 9:00 a.m., New York City time, on the Business Day immediately following the Effective Date (the “Disclosure Deadline”), issue one or more press releases (the “Press Release”) and/or file with the Commission a Current Report on Form 8-K (collectively with the Press Release, the “Disclosure Document”), which Current Report on Form 8-K shall include as exhibits this Agreement, the Merger Agreement, the company presentation dated November 2024 provided to the Purchasers in connection with the offering, and the Press Release, disclosing any material nonpublic information within the meaning of the federal securities laws that the Company, Inmagene or their respective officers, directors, employees, agents or any other Person, including the Placement Agent, acting at their direction or on their behalf has provided to the Purchasers in connection with the transactions contemplated by this Agreement or the Merger Agreement prior to the filing of the Disclosure Document (which includes, for the avoidance of doubt, the material terms of the transactions contemplated hereby, the material terms of the Merger Agreement and the transactions contemplated thereby and any other material non-public information made available in the data room). The Company represents and warrants that, from and after the issuance of the Disclosure Document, no Purchaser shall be in possession of any material nonpublic information received from the Company, Inmagene or their respective officers, directors, employees, agents, or any other Person, including the Placement Agent, acting at their direction or on their behalf. Subject to the foregoing, and other than the Registration Statement, the SEC Reports, any other filings required under the 1934 Act and any press releases issued in connection with the transactions contemplated hereby or by the Merger Agreement, neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby. Notwithstanding the foregoing, and unless otherwise agreed to in writing by the Company and the Purchasers, the Company shall not publicly disclose the name of any Purchaser or an Affiliate of any Purchaser, or include the name of any Purchaser or an Affiliate of any Purchaser in any press release or any filing with the Commission or any regulatory agency or Nasdaq, without the prior written consent of such Purchaser (not to be unreasonably withheld, conditioned or delayed), except to the extent such disclosure is required by law, at the request of the staff of the Commission or regulatory agency or under the regulations of Nasdaq, provided that the Company shall use commercially reasonable efforts to provide the Purchaser with prior written notice of and a reasonable opportunity to review such legally required disclosure.

5.03 Expenses. The Company and each Purchaser is liable for, and will pay, its own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, including, without limitation, attorneys’ and consultants’ fees and expenses.

Exhibit 10.7

5.04 Listing. The Company shall use its best efforts to take all steps necessary to maintain the listing of its Common Stock on Nasdaq and, in accordance therewith, will use its best efforts to comply in all material respects with the Company’s reporting, filing and other obligations under the rules and regulations of Nasdaq, and to obtain approval of the listing of the Shares.

5.05 Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the 1933 Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchasers.

5.06 No Amendment or Waiver of Merger Agreement Terms. The Company shall not amend or modify any provision of the Merger Agreement in a manner that would reasonably be expected to materially and adversely affect the benefits that the Purchasers would reasonably expect to receive pursuant to this Agreement without the consent of the Requisite Purchasers (as defined below), it being agreed that any amendment or modification to the definitions of “Aggregate Valuation” and “Post-Closing Insight Shares” shall be deemed materially adverse to the Purchasers.

5.07 No Conflicting Agreements. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the Company’s obligations to the Purchasers under this Agreement or the Registration Rights Agreement.

5.08 Indemnification.

(a) The Company agrees to indemnify and hold harmless each Purchaser and its Affiliates, and their respective directors, officers, trustees, members, managers, employees, investment advisers and agents (collectively, the “Indemnified Persons”), from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable and documented out-of-pocket attorney fees and disbursements and other documented out-of-pocket expenses reasonably incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under this Agreement, and will reimburse any such Indemnified Person for all such amounts solely to the extent such amounts have been finally judicially determined not to have resulted from such Indemnified Person’s breach of its representations, warranties or covenants under this Agreement (if applicable) or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct, bad faith or malfeasance.

(b) Any Indemnified Person entitled to indemnification hereunder shall (i) give prompt written notice to the Company of any claim with respect to which it seeks indemnification and (ii) permit the Company to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Person; provided that any Indemnified

Exhibit 10.7

Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (a) the Company has agreed in writing to pay such fees or expenses, (b) the Company shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Indemnified Person or (c) in the reasonable judgment of such Indemnified Person, based upon written advice of its outside legal counsel, a conflict of interest exists between such Indemnified Person and the Company with respect to such claims (in which case, if such Indemnified Person notifies the Company in writing that such Indemnified Person elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such claim on behalf of such Indemnified Person); and provided, further, that the failure of any Indemnified Person to give written notice as provided herein shall not relieve the Company of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the Company in the defense of any such claim or litigation. It is understood that the Company shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such Indemnified Persons. The Company will not, except with the consent of the Indemnified Person, which consent shall not be unreasonably withheld, conditioned or delayed, consent to entry of any judgment or enter into any settlement unless such judgment or settlement (i) imposes no liability or obligation on, (ii) includes as an unconditional term thereof the giving of a complete, explicit and unconditional release from the party bringing such indemnified claims of all liability of the Indemnified Person in respect of such claim or litigation in favor of, and (iii) does not include any admission of fault, culpability, wrongdoing, or wrongdoing or malfeasance by or on behalf of, the Indemnified Person. The Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned.

SECTION 6. Conditions of Closing.

6.01 Conditions of the Purchasers’ Obligations at the Closing. The obligations of the Purchasers under SECTION 2 hereof are subject to the fulfillment, at or prior to the Closing, of all of the following conditions, any of which may be waived in whole or in part by the Purchasers in their absolute discretion.

(a) Representations and Warranties. The representations and warranties of the Company contained in this Agreement that are not qualified by materiality or similar qualification shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date), and the representations and warranties of the Company contained in this Agreement that are qualified by materiality or similar qualification shall be true and correct in all respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date).

Exhibit 10.7

(b) Performance. The Company shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or prior to the Closing Date.

(c) No Injunction. The purchase of and payment for the Shares by each Purchaser shall not be prohibited or enjoined by any law or governmental or court order or regulation and no such prohibition shall have been threatened in writing.

(d) Compliance Certificate. The Chief Executive Officer of the Company shall have delivered to the Purchasers at the Closing Date a certificate certifying that the conditions specified in Sections 6.01(a), 6.01(b), 6.01(c), 6.01(g), 6.01(j) and 6.01(m) of this Agreement have been fulfilled.

(e) Secretary’s Certificate. The Secretary of the Company shall have delivered to the Purchasers at the Closing Date a certificate certifying (i) the certificate of incorporation, as amended, of the Company; (ii) the bylaws of the Company; and (iii) resolutions of the board of directors of the Company (or an authorized committee thereof) approving this Agreement and the transactions contemplated by this Agreement.

(f) Opinion of Company Counsel. The Purchasers shall have received from Goodwin Procter LLP, counsel for the Company, an opinion, dated as of the Closing, in customary form and substance to be reasonably agreed upon with the Purchasers and addressing such legal matters as the Purchasers and the Company reasonably agree.

(g) Listing Requirements. The Common Stock (i) shall be listed on Nasdaq and (ii) shall not have been suspended (other than one or more temporary suspensions for a duration of less than one full trading day to allow for the dissemination of material news or for similar reasons), as of the Closing Date, by the Commission or Nasdaq from trading thereon nor shall suspension by the Commission or Nasdaq have been threatened, as of the Closing Date, either (A) in writing by the Commission or Nasdaq or (B) by falling below the minimum listing maintenance requirements of the Nasdaq, unless, in the case of any such threatened suspension by the Commission or Nasdaq, the consummation of the Merger and the transactions contemplated under the Merger Agreement and this Agreement would reasonably be expected to cause the Company to comply with the minimum listing maintenance requirements of Nasdaq and thereby address any such written suspension threat by the Commission or Nasdaq. The Company shall have filed with Nasdaq a Notification Form: Listing of Additional Shares for the listing of the Shares on Nasdaq and Nasdaq shall have raised no objection to such notice and the transactions contemplated hereby.

(h) Qualification under State Securities Laws. All registrations, qualifications, permits and approvals, if any, required under applicable state securities laws shall have been obtained for the lawful execution, delivery and performance of this Agreement.

Exhibit 10.7

(i) Closing of Merger. The Merger (as defined in the Merger Agreement) shall have become effective.

(j) Minimum Investment. The Purchasers shall purchase at least $50,000,000.00 in Shares at the Closing; provided, however, that if any Purchaser’s failure, inability or unwillingness to purchase at the Closing the Shares that such Purchaser has agreed pursuant to this Agreement to purchase at the Closing is the reason that this condition is not satisfied at the Closing, such Purchaser may not rely on this condition to excuse such failure, inability or unwillingness.

(k) Registration Rights Agreement. The Company shall have delivered the Registration Rights Agreement in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), executed by the Company, to the Purchasers.

(l) Lock-Up Agreements. The officers and directors of the Company who are continuing in such roles following the Closing Date shall have executed an Insight Lock-Up Agreement (as defined in the Merger Agreement) or Company Lock-Up Agreement (as applicable).

(m) Adverse Changes. Since the date hereof, there shall not have occurred any Material Adverse Effect that is continuing.

6.02 Conditions of the Company’s Obligations. The obligations of the Company under SECTION 2 hereof are subject to the fulfillment, at or prior to the Closing, of all of the following conditions, any of which may be waived in whole or in part by the Company in its absolute discretion.

(a) Representations and Warranties. The representations and warranties of the Purchasers contained in this Agreement that are not qualified by materiality or similar qualification shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date), and the representations and warranties of the Purchasers contained in this Agreement that are qualified by materiality or similar qualification shall be true and correct in all respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date).

(b) Performance. Each Purchaser shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or prior to the Closing Date.

(c) Qualification under State Securities Laws. All registrations, qualifications, permits and approvals, if any, required under applicable state securities laws shall have been obtained for the lawful execution, delivery and performance of this Agreement.

Exhibit 10.7

(d) Closing of Merger. The Merger shall have become effective.

(e) Minimum Investment. The Purchasers shall purchase at least $50,000,000 in Shares at the Closing.

SECTION 7. Transfer Restrictions; Restrictive Legend.

7.01 Transfer Restrictions.

(a) Compliance with Laws and Legends. The Purchasers understand that the Company may, as a condition to the transfer of any of the Shares, require that the request for transfer be accompanied by a certificate and/or an opinion of counsel reasonably satisfactory to the Company, to the effect that the proposed transfer does not result in a violation of the 1933 Act, unless such transfer is covered by an effective registration statement or by Rule 144 or Rule 144A under the 1933 Act. It is understood that the certificates or book entries evidencing the Shares may bear substantially the following legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS, OR A CERTIFICATE AND/OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

(b) Removal of Legends. The Company shall use commercially reasonable efforts to cause its transfer agent to remove the legend set forth in Section 7.01(a) and cause its transfer agent to, as applicable, issue book entry statements without such legend or any other legend to the holder of the applicable Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company within two (2) trading days, if (i) such Shares have been sold or transferred pursuant to (x) the plan of distribution set forth in an effective registration statement registering the Shares for resale (the “Resale Registration Statement”) (during such time that such Resale Registration Statement is effective and not withdrawn or suspended) or (y) Rule 144, in each case upon delivery by the Purchaser to the Company, the transfer agent, as applicable, and Company counsel of a customary seller’s representation letter and broker’s representation letter confirming the transfer of Shares in the manner described in this clause (i), together with any other documentation reasonably required by the transfer agent and/or the Depository Trust Company (ii) in the absence of any sale of the Shares, (x) once the Resale Registration Statement has become effective, upon delivery by the Purchaser to the Company of such documentation as the Company and its transfer agent shall reasonably request in form and substance satisfactory

Exhibit 10.7

to the Company and the transfer agent, including, if so requested, representation letters from the Purchaser and the Purchaser’s broker or (y) following the date that is the one-year anniversary of the Closing Date and if requested by the Purchaser in writing, if such Shares are eligible for sale under Rule 144, without compliance with any of the requirements of such rule, including the current public information requirement and without volume or manner-of-sale restrictions, upon delivery by the Purchaser to the Company, the transfer agent, as applicable, and Company counsel of a customary representation letter from the Purchaser confirming that the requirements set forth in this clause (ii)(y) have been satisfied, together with any other documentation reasonably required by the transfer agent and/or the Depository Trust Company. Any fees (with respect to the transfer agent, Company counsel or otherwise) associated with the issuance of such opinion or the removal of such legend pursuant to the immediately preceding sentence shall be borne by the Company. The Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in this Section 7.01(b). Electronic certificates for Shares subject to legend removal hereunder may be transmitted by the transfer agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company as directed by the Purchaser.

(c) Acknowledgement. The Purchaser hereunder acknowledges its primary responsibilities under the 1933 Act and accordingly will not sell or otherwise transfer the Shares or any interest therein without complying with the requirements of the 1933 Act. While the Resale Registration Statement remains effective, the Purchaser hereunder may sell the Shares in accordance with (i) the plan of distribution contained in the Resale Registration Statement and if it does so it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available and (ii) the terms of the Registration Rights Agreement.

SECTION 8. Registration, Transfer and Substitution of Certificates for Shares.

8.01 Stock Register; Ownership of Shares. The Company will keep at its principal office, or will cause its transfer agent to keep, a register in which the Company will provide for the registration of transfers of the Shares. The Company may treat the Person in whose name any of the Shares are registered on such register as the owner thereof and the Company shall not be affected by any notice to the contrary. All references in this Agreement to a “holder” of any Shares shall mean the Person in whose name such Shares are at the time registered on such register.

8.02 Replacement of Certificates. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate representing any of the Shares (if applicable), and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement and surety bond reasonably satisfactory to the Company or, in the case of any such mutilation, upon surrender of such certificate for cancellation at the office of the Company maintained pursuant to Section 8.01 hereof, the Company at its expense will execute and deliver, in lieu thereof, a new certificate representing such Shares, of like tenor.

Exhibit 10.7

SECTION 9. Definitions. Unless the context otherwise requires, the terms defined in this SECTION 9 shall have the meanings specified for all purposes of this Agreement. All accounting terms used in this Agreement, whether or not defined in this SECTION 9, shall be construed in accordance with GAAP and such accounting terms shall be determined on a consolidated basis for the Company and each of its subsidiaries.

“1933 Act Regulations” means the rules and regulations promulgated under the 1933 Act.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“1934 Act Regulations” means the rules and regulations promulgated under the 1934 Act.

“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the 1934 Act.

“Business Day” means any day other than Saturday, Sunday, any day which is a federal legal holiday in the United States or other day on which commercial banks in the City of Boston are authorized or required by law to remain closed.

“Material Adverse Effect” means a material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business; provided, however, that a change arising or resulting from the following shall not be taken into account in determining whether there has been a Material Adverse Effect: (a) the announcement of the Merger Agreement or the pendency of the Contemplated Transactions, (b) the taking of any action, or the failure to take any action, by the Company that is required to comply with the terms of this Agreement or the Merger Agreement, (c) any natural disaster or any act or threat of terrorism or war anywhere in the world, any armed hostilities or terrorist activities anywhere in the world, any threat or escalation or armed hostilities or terrorist activities anywhere in the world or any governmental or other response or reaction to any of the foregoing, (d) any epidemic or pandemic in the United States or any other country or region in the world, or any escalation of the foregoing, (e) any change in GAAP or applicable laws or the interpretation thereof, (f) general economic or political conditions or conditions generally affecting the industries in which the Company and its subsidiaries operate, (g) any change in the cash position of the Company and its subsidiaries which results from operations in the ordinary course of business, (h) any change in the stock price or trading volume of the Common Stock (it being understood, however, that any change causing or contributing to any change in stock price or trading volume of the Common Stock may be taken into account in determining whether a Material Adverse Effect has occurred, unless such changes are otherwise excepted from this definition), (i) the sale or winding down of the Insight Legacy Business (as defined in the Merger Agreement) and the Company’s operations, and the sale, license or other disposition of the Insight Legacy Assets (as defined in the Merger Agreement); except in each case with respect to clauses (c), (d), (e) and (f), to the extent disproportionately affecting the Company and its subsidiaries, taken as a whole, relative to other similarly situated companies in the industries in which the Company and its subsidiaries operate.

“Nasdaq” means the Nasdaq Stock Market, including the Nasdaq Global Market or such other Nasdaq market on which shares of Common Stock are then listed.

Exhibit 10.7

“Person” means any individual, entity or Governmental Entity.

“Purchase Price” means the Aggregate Valuation (as defined in the Merger Agreement) divided by Post-Closing Insight Shares (as defined in the Merger Agreement).

SECTION 10. Miscellaneous.

10.01 Waivers and Amendments. Upon the approval of the Company and the written consent of the Purchasers, the obligations of the Company and the rights of the Purchasers under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely). Neither this Agreement, nor any provision hereof, may be changed, waived, discharged or terminated orally or by course of dealing, but only by an instrument in writing executed by the Company and the Purchasers holding, or having the right to purchase at the Closing, a majority of the Shares purchased or to be purchased hereunder (the “Requisite Purchasers”); provided that (a) prior to the Closing Date, the Schedule of Purchasers shall only be amended by the Company as necessary to insert share numbers once the Purchase Price is finally determined pursuant to the Merger Agreement and (b) any modification, amendment or waiver of any of Sections 5.06, 6.01(g), 6.01(i) or 6.01(m) or this Section 10.01 shall require the written consent of each Purchaser.

10.02 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered and received hereunder: (a) when delivered, if delivered personally, (b) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (c) one Business Day after being sent via a reputable nationwide overnight courier service guaranteeing next Business Day delivery, or (d) on the date delivered in the place of delivery if sent by email (with a written or electronic confirmation of delivery) prior to 5:00 p.m. Eastern time, otherwise on the next succeeding Business Day, in each case to the intended recipient as set forth below, with respect to the Company, and to the addresses or email addresses set forth on the Schedule of Purchasers with respect to the Purchasers.

If to the Company (on or prior to the Closing Date):

Ikena Oncology, Inc.

645 Summer Street, Suite 101

Boston, MA 02210

Attention: Mark Manfredi, Ph.D.

Email: [●]

with a copy (which shall not constitute notice) to:

Goodwin Procter LLP

100 Northern Avenue

Boston, MA 02210

Attention: John T. Haggerty and Stephanie Richards

Email: jhaggerty@goodwinlaw.com; srichards@goodwinlaw.com

Exhibit 10.7

and

Goodwin Procter LLP

620 Eighth Avenue

New York, New York 10018

United States

Attention: Sarah Ashfaq and Amanda J. Gill

Email: sashfaq@goodwinlaw.com; agill@goodwinlaw.com

If to the Company (following the Closing Date):

Inmagene Biopharmaceuticals

12526 High Bluff Drive, Suite 345

San Diego, CA 92130

Attention: Jonathan Wang, Ph.D.

Email: [●]

with a copy (which shall not constitute notice) to:

Cooley LLP

10265 Science Center Drive

San Diego, CA 92121-1117

Attention: J. Patrick Loofbourrow; Asa Henin

Email: loof@cooley.com; ahenin@cooley.com

or at such other address as the Company or each Purchaser may specify by written notice to the other parties hereto in accordance with this Section 10.02.

10.03 Cumulative Remedies. None of the rights, powers or remedies conferred upon the Purchasers on the one hand or the Company on the other hand shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to every other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

10.04 Successors and Assigns. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective parties hereto, the successors and permitted assigns of each Purchaser and the successors of the Company, whether so expressed or not. None of the parties hereto may assign its rights or obligations hereof without the prior written consent of the Company, except that a Purchaser may, without the prior consent of the Company, assign its rights to purchase the Shares hereunder to any of its Affiliates (provided each such Affiliate agrees to be bound by the terms of this Agreement and makes the same representations and warranties set forth in SECTION 3 hereof). This Agreement shall not inure to the benefit of or be enforceable by any other Person.

Exhibit 10.7

10.05 Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

10.06 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflict of law principles. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the State of Delaware, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

10.07 Survival. The representations and warranties of the Company and the Purchasers contained in SECTION 3 and SECTION 4, respectively, and the agreements and covenants set forth in SECTION 5 and SECTION 10 shall survive the Closing in accordance with their respective terms. Each Purchaser shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

10.08 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

10.09 Entire Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and, except as set forth below, this agreement supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof. Notwithstanding the foregoing or anything to the contrary in this Agreement, this Agreement shall not supersede any confidentiality or other non-disclosure agreements that may be in place between the Company or any of its subsidiaries and any Purchaser.

10.10 Severability. If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

Exhibit 10.7

10.11 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as, and the Company acknowledges that the Purchasers do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, and the Company will not assert any such claim with respect to such obligations or the transactions contemplated by this Agreement and the Company acknowledges that the Purchasers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. The Company acknowledges and each Purchaser confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

10.12 Termination. This Agreement shall terminate and be void and of no further force and effect, and all obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time that the Merger Agreement is terminated in accordance with its terms, (b) upon the mutual written agreement of the Company and the Requisite Purchasers, (c) if, on the Closing Date, any of the conditions of Closing set forth in SECTION 6 have not been satisfied as of the time required hereunder to be so satisfied or waived by the party entitled to grant such waiver and, as a result thereof, the transactions contemplated by this Agreement are not consummated, or (d) if the Closing has not occurred by the End Date (as defined in and as it may be extended in accordance with the Merger Agreement as in effect on the date hereof); provided, however, that (a) this Section 10.12 and the other provisions of SECTION 10 of this Agreement shall survive the termination of this Agreement and shall remain in full force and effect, and (b) the termination of this Agreement shall not relieve any party to this Agreement of any liability for common law fraud or for any Willful Breach of any representation, warranty, covenant, obligation or other provision contained in this Agreement. “Willful Breach” means a deliberate act or deliberate failure to act, taken with the actual knowledge that such act or failure to act would result in or constitute a material breach of this Agreement.

10.13 No Third-Party Beneficiaries. The Placement Agent shall be the third-party beneficiary of the representations and warranties of the Company in SECTION 4 and the representations and warranties of the Purchaser in SECTION 3. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as set forth in this Section 10.13.

Exhibit 10.7

10.14 Exculpation of the Placement Agent. Each party hereto agrees, for the express benefit of the Placement Agent, its affiliates and representatives, that, in connection with this Agreement and the transactions contemplated thereby:

(a) Neither the Placement Agent nor any of its affiliates or any of their representatives (i) shall be liable for any improper payment made in accordance with the information provided by the Company; (ii) make any representation or warranty, or has any responsibilities as to the validity, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Company pursuant to this Agreement or the Registration Rights Agreement (together, the “Transaction Documents”) or in connection with any of the transactions contemplated by this Agreement or any other Transaction Documents, including any offering or marketing materials; or (iii) shall be liable (x) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon them by this Agreement or any other Transaction Document or (y) for anything which any of them may do or refrain from doing in connection with this Agreement or any other Transaction Document, except for such party’s own gross negligence, willful misconduct or bad faith.

(b) The Placement Agent, its affiliates and representatives shall be entitled to rely on, and shall be protected in acting upon, any certificate, instrument, opinion, notice, letter or any other document or security delivered to any of them by or on behalf of the Company.

10.15 No Liability. Each Purchaser agrees that the Placement Agent shall not be liable to it (including in contract, tort, under federal or state securities laws or otherwise) for any action heretofore or hereafter taken or omitted to be taken by any of it in good faith in connection with the transactions contemplated by this Agreement and the purchase and sale of the Shares hereunder. On behalf of each Purchaser and its affiliates, the Purchaser releases the Placement Agent in respect of any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) or expenses related to the transactions contemplated by this Agreement and the purchase and sale of the Shares hereunder. Each Purchaser agrees not to commence any litigation or bring any claim against the Placement Agent in any court or any other forum which relates to, may arise out of, or is in connection with, the transactions contemplated by this Agreement and the purchase and sale of the Shares hereunder. This undertaking is given freely and after obtaining independent legal advice, except for such party’s own gross negligence, willful misconduct or bad faith.

[Signature page follows]

Exhibit 10.7

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed as of the Effective Date.

IKENA ONCOLOGY, INC.

By:	/s/ Mark Manfredi
Name:	Mark Manfredi, Ph.D.
Title:	Chief Executive Officer

Exhibit 10.7

Schedule I

SCHEDULE OF PURCHASERS

[Intentionally Omitted]

Exhibit 10.7

Exhibit A

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made as of [●], 2025 by and among Ikena Oncology, Inc., a Delaware corporation (the “Company”), and the several purchasers signatory hereto (each, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

WHEREAS, the Company and the Purchasers are parties to a Subscription Agreement, dated as of December 23, 2024 (the “Purchase Agreement”), pursuant to which the Purchasers have committed to purchase shares of common stock of the Company; and

WHEREAS, in connection with the consummation of the transactions contemplated by the Purchase Agreement, and pursuant to the terms of the Purchase Agreement, the parties desire to enter into this Agreement in order to grant certain rights to the Purchasers as set forth below.

NOW, THEREFORE, in consideration of the covenants and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

Section 1. Certain Definitions. Unless the context otherwise requires, the following terms, for all purposes of this Agreement, shall have the meanings specified in this Section 1.

“Affiliate” has the meaning set forth in Rule 12b-2 of the rules and regulations promulgated under the Exchange Act; provided, however, that for purposes of this Agreement, the Purchasers and their Affiliates, on the one hand, and the Company and its Affiliates, on the other, shall not be deemed to be “Affiliates” of one another.

“Allowed Delay” has the meaning set forth in Section 2.1(b)(ii).

“Board” means the board of directors of the Company.

“Business Day” has the meaning ascribed to such term in the Purchase Agreement.

“Closing Date” has the meaning ascribed to such term in the Purchase Agreement.

“Common Stock” means shares of the common stock, par value $0.001 per share, of the Company.

“Effective Date” means the date that a Registration Statement filed pursuant to Section 2.1(a) is first declared effective by the SEC.

“Effectiveness Deadline” means, with respect to the Resale Registration Statement or New Registration Statement, the forty-fifth (45th) calendar day following the Filing Date for such Resale Registration Statement or New Registration Statement (or, if earlier than such filing date, the Filing Deadline) (or, in the event the SEC reviews and has written comments to the Resale Registration Statement or the New Registration Statement, the ninetieth (90th) calendar day following such Filing Date (or, if earlier than such filing date, the Filing Deadline)); provided, however, that if the Company is notified by the SEC (either orally or in writing, whichever is earlier) that the Resale Registration Statement or the New Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Resale Registration Statement shall be the fifth (5th) Business Day following the date on which the Company is so notified if such date precedes the dates otherwise required above; provided, further, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business; provided, further, that if the SEC is closed for operations due to a government shutdown, the Effectiveness Deadline shall be extended by the same amount of days that the SEC remains closed for operations and provided, further, that notwithstanding anything herein to the contrary, if the audited financial statements of any acquired company or other entity or pro forma financial statements that are required by the Securities Act to be included in the Resale Registration Statement or New Registration Statement are unavailable as of the Effectiveness Deadline provided for above, the Effectiveness Deadline shall be delayed until such time as such financial statements are prepared or obtained by the Company, it being understood that such date shall in no event extend beyond the one hundred twentieth (120th) calendar day following the Closing Date.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Filing Date” means the date the applicable Resale Registration Statement or New Registration Statement is first filed with the SEC.

Exhibit 10.7

“Filing Deadline” means, (i) with respect to the Resale Registration Statement, forty-five (45) days following the Closing Date and (ii) with respect to a New Registration Statement, the later of (A) forty-five (45) days following the Closing Date and (B) forty-five (45) days after the Company determines that filing a New Registration Statement is necessary pursuant to Section 2.1(a).

“FINRA” means the Financial Industry Regulatory Authority.

“Form S-1” means a registration statement on Form S-1 under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC.

“Form S-3” means a registration statement on Form S-3 under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

“Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of Registrable Securities.

“Holder” means any Purchaser owning or having the right to acquire Registrable Securities.

“Liquidated Damages” has the meaning set forth in Section 2.1(c).

“National Exchange” means each of the following, together with any successor thereto: the NYSE American, The New York Stock Exchange, the Nasdaq Global Market, the Nasdaq Global Select Market and the Nasdaq Capital Market.

“New Registration Statement” has the meaning set forth in Section 2.1(a).

“Participating Holder” means with respect to any registration, any Holder of Registrable Securities covered by the applicable Registration Statement.

“Person” has the meaning ascribed to such term in the Purchase Agreement.

“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including pre- and post-effective amendments to such Registration Statement, and all other material incorporated by reference in such prospectus.

“Register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

“Registrable Securities” means the Shares and any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Shares, provided, that the Holder has completed and delivered to the Company a selling stockholder questionnaire and any other information regarding the Holder and the distribution of the Registrable Securities as the Company may, from time to time, reasonably request for inclusion in a Registration Statement pursuant to applicable law. Notwithstanding the foregoing, Shares or any such Common Stock, as applicable, shall cease to be Registrable Securities for all purposes hereunder upon the earliest to occur of the following: (A) the sale by any Person of such Shares or any such Common Stock, as applicable, pursuant to a registration statement under the Securities Act or under Rule 144 (in which case, only such Shares or any such Common Stock, as applicable, sold shall cease to be Registrable Securities), (B) such Shares or any such Common Stock, as applicable, becoming eligible for sale by the Holder pursuant to Rule 144 without restriction and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or (C) such Shares or any shares of Common Stock cease to be outstanding.

“Registration Expenses” has the meaning set forth in Section 2.2.

“Registration Statement” means any registration statement of the Company that covers Registrable Securities pursuant to the provisions of this Agreement filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Remainder Registration Statement” has the meaning set forth in Section 2.1.

“Resale Registration Statement” has the meaning set forth in Section 2.1(a).

“Rule 144” means Rule 144 as promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

Exhibit 10.7

“Rule 145” means Rule 145 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such rule.

“SEC” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“SEC Guidance” means any publicly available written guidance, comments, requirements or requests of the SEC staff under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

“Shares” means the shares of Common Stock issued pursuant to the Purchase Agreement.

“Transaction Documents” means this Agreement and the Purchase Agreement, all exhibits and schedules thereto and hereto and any other documents or agreement executed in connection with the transactions contemplated hereunder or thereunder.

Section 2. Registration Rights.

2.1. Resale Registration.

(a) Registration Statements. On or prior to the date of the Filing Deadline, the Company shall prepare and file with the SEC a Registration Statement on Form S-1 (or, if Form S-3 is then available to the Company, on Form S-3) for the resale of the Registrable Securities pursuant to an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (the “Resale Registration Statement”). Such Resale Registration Statement shall, subject to the limitations of Form S-1 (or Form S-3, if available), include the aggregate amount of Registrable Securities to be registered therein and shall contain (except if otherwise required pursuant to written comments received from the SEC upon a review of such Resale Registration Statement) the “Plan of Distribution” in substantially the form attached hereto as Annex A. To the extent the staff of the SEC does not permit all of the Registrable Securities to be registered on the Resale Registration Statement filed pursuant to this Section 2.1(a) or for any other reason any Registrable Securities are not then included in a Registration Statement filed under this Agreement, the Company shall (i) inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Resale Registration Statement as required by the SEC and/or (ii) withdraw the Resale Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-1 (or Form S-3, if available) or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, the Compliance and Disclosure Interpretation Securities Act Rules No. 612.09. Notwithstanding any other provision of this Agreement and subject to the payment of any liquidated damages that may be required to be paid pursuant to Section 2.1(c), if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used commercially reasonable efforts to advocate with the SEC for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will first be reduced by Registrable Securities not acquired pursuant to the Purchase Agreement, and second by Registrable Securities represented by Shares (applied, in the case that some Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Shares held by such Holders, subject to a determination by the SEC that certain Holders must be excluded or must be reduced first based on the number of Shares held by such Holders). In the event the Company amends the Resale Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by SEC or SEC Guidance provided to the Company or to registrants of securities in general, one or more Registration Statements on Form S-1 (or Form S-3, if available) or such other form available to register for resale those Registrable Securities that were not registered for resale on the Resale Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statement”) and use commercially reasonable efforts to have such Remainder Registration Statement(s) to become effective as promptly as practicable after the filing thereof, but in any event no later than ninety (90) calendar days after the filing of such Remainder Registration Statement (the “Additional Effectiveness Deadline”); provided, however, that if the Company is notified by the SEC (either orally or in writing, whichever is earlier) that the Remainder Registration Statement will not be reviewed or is no longer subject to further review and comments, the Additional Effectiveness Deadline as to such Remainder Registration Statement shall be the fifth (5th) Business Day following the date on which the Company is so notified if such date precedes the dates otherwise required above; provided further, that if the Additional Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Additional Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business. In no event shall any Participating Holder be identified as a statutory underwriter in the Registration Statement unless in response to a comment or request from the staff of the SEC or another regulatory agency; provided, however, that if the SEC requests that a Participating Holder be identified as a statutory underwriter in the Registration Statement, such Holder will have an opportunity to withdraw from the Registration Statement,.

Exhibit 10.7

(b) Effectiveness.

(i) The Company shall use commercially reasonable efforts to have the Resale Registration Statement or New Registration Statement declared effective as soon as practicable but in no event later than the Effectiveness Deadline (including filing with the SEC a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act), and shall use its commercially reasonable efforts to keep the Resale Registration Statement or New Registration Statement continuously effective under the Securities Act until the earlier of (A) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders or (B) the date that all Registrable Securities covered by such Registration Statement may be sold by non-affiliates without volume or manner-of-sale restrictions pursuant to Rule 144, without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent (the “Effectiveness Period”); provided that the Company will not be obligated to update the Registration Statement and no sales may be made under the applicable Registration Statement during any Allowed Delay (as defined below) of which the Holders have received notice. The Company shall notify the Purchasers by e-mail as promptly as reasonably practicable after any Registration Statement is declared effective and shall simultaneously provide the Purchasers with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

(ii) On no more than two (2) occasions and for not more than a total of thirty (30) consecutive days or a total of not more than ninety (90) days, in each case, in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section 2 in the event that the Company determines, in good faith and upon the advice of legal counsel, that such suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, which the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Board, upon the advice of legal counsel, to cause the Registration Statement to comply with applicable disclosure requirements or (B) amend or supplement the Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (1) notify each Purchaser in writing of the commencement of and the reasons for an Allowed Delay, but shall not (without the prior written consent of a Purchaser) disclose to such Purchaser any material non-public information giving rise to an Allowed Delay, (2) advise the Purchasers in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (3) use commercially reasonable efforts to terminate an Allowed Delay as promptly as reasonably practicable.

(c) If: (i) the Resale Registration Statement is not filed with the SEC on or prior to the Filing Deadline, (ii) the Resale Registration Statement or the New Registration Statement, as applicable, is not declared effective by the SEC (or otherwise does not become effective) for any reason on or prior to the Effectiveness Deadline, (iii) after its Effective Date and other than for an Allowed Delay, (A) such Registration Statement ceases for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), to remain continuously effective as to all Registrable Securities included in such Registration Statement or (B) the Company suspends the use of the Prospectus contained in the Registration Statement, (iv) an Allowed Delay applicable to a required Registration Statement exceeds the length of the Allowed Delay, (v) the Company fails to satisfy the current public information requirement pursuant to Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as a result of which the Holders who are not affiliates are unable to sell Registrable Securities without restriction under Rule 144 (or any successor thereto) and fails to cure any such failure to satisfy the requirements of Rule 144(c)(1) (or Rule 144(i)(2), if applicable) within 10 Business Days following the date upon which the Holder notifies the Company in writing that such Holder is unable to sell Registrable Securities as a result thereof, or (vi) following the date that is one (1) year following the Closing Date, the Common Stock is not listed on a National Exchange, or trading of the Common Stock is suspended or halted for more than three (3) consecutive Business Days (any such failure or breach in clauses (i) through (vi) above being referred to as an “Event,” and, for purposes of clauses (i), (ii), (iii), (v) or (vi), the date on which such Event occurs, or for purposes of clause (iv) the date on which such Allowed Delay is exceeded, being referred to as an “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the earlier of (1) the applicable Event is cured or (2) the Registrable Securities are eligible for resale pursuant to Rule 144 without manner of sale or volume restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty (“Liquidated Damages”), equal to one percent (1.0%) of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any unregistered Registrable Securities then held by such Holder on the Event Date. The parties agree that (1) notwithstanding anything to the contrary herein or in the Purchase Agreement, no Liquidated Damages shall be payable with respect to any period after the expiration of the Effectiveness Period (it being understood that this sentence shall not relieve the Company of any Liquidated Damages accruing prior to the Effectiveness Deadline) and in no event shall, the aggregate amount of Liquidated

Exhibit 10.7

Damages payable to a Holder exceed, in the aggregate, five percent (5.0%) of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement and (2) in no event shall the Company be liable in any thirty (30) day period for Liquidated Damages under this Agreement in excess of one percent (1.0%) of the aggregate purchase price paid by the Holders pursuant to the Purchase Agreement. If the Company fails to pay any Liquidated Damages pursuant to this Section 2.1(c) in full within ten (10) Business Days after the date payable, the Company will pay interest thereon at a rate of one percent (1.0%) per month (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such Liquidated Damages are due until such amounts, plus all such interest thereon, are paid in full. The Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date. The Company shall not be liable for Liquidated Damages under this Agreement as to any Registrable Securities which are not permitted by the SEC to be included in a Registration Statement due solely to SEC Guidance from the time that it is determined that such Registrable Securities are not permitted to be registered until such time as the provisions of this Agreement as to the Remainder Registration Statements required to be filed hereunder are triggered, in which case the provisions of this Section 2.1(c) shall once again apply, if applicable. In such case, the Liquidated Damages shall be calculated to only apply to the percentage of Registrable Securities which are permitted in accordance with SEC Guidance to be included in such Registration Statement. The Effectiveness Deadline for a Registration Statement shall be extended without default or Liquidated Damages hereunder in the event that the Company’s failure to obtain the effectiveness of such Registration Statement on a timely basis results from the failure of a Purchaser to timely provide the Company with information requested by the Company and necessary to complete the Registration Statement in accordance with the requirements of the Securities Act (in which the Effectiveness Deadline would be extended with respect to Registrable Securities held by such Purchaser).

(d) In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on Form S-1 or another appropriate form reasonably acceptable to the Holder and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

2.2. Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement shall be paid by the Company, other than any transfer tax or underwriting discounts or commissions deducted from the proceeds in respect of any sale of the Registrable Securities, including (a) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC, FINRA or any other regulatory authority, (b) all fees and expenses in connection with compliance with any securities or “Blue Sky” laws (including fees and disbursements of counsel for the underwriters in connection with “Blue Sky” qualifications of the Registrable Securities), (c) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses and Free Writing Prospectuses), (d) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and cold comfort letters required by or incident to such performance), (e) Securities Act liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practice, (f) all fees and expenses incurred in connection with the listing of Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, (g) any reasonable fees and disbursements of underwriters customarily paid by issuers of securities, (h) all fees and expenses of any special experts or other Persons retained by the Company in connection with any registration, and (i) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties). All such expenses are referred to herein as “Registration Expenses.”

2.3. Company Obligations. The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will:

(a) prepare the required Registration Statement including all exhibits and financial statements required under the Securities Act to be filed therewith, and before filing a Registration Statement, Prospectus or any Free Writing Prospectus, or any amendments or supplements thereto, (i) provide copies to permit each Participating Holder to review copies of all documents prepared to be filed and a reasonable opportunity to provide comments thereon (it being acknowledged and agreed that if a Participating Holder does not object to or comment on the aforementioned documents, then the Participating Holder shall be deemed to have consented to and approved the use of such documents), provided that, with respect to the filing of the initial Registration Statement, the Company shall provide such Registration Statement for review by the Participating Holders at least five (5) Business Days prior to filing;

(b) if the Registration Statement is subject to review by the SEC, use its commercially reasonable efforts to promptly respond to all comments, diligently pursue resolution of any comments to the satisfaction of the SEC and file all amendments and supplements to such Registration Statement as may be required to respond to comments from the SEC and otherwise to enable such Registration Statement to be declared effective;

(c) file with the SEC a Registration Statement relating to the Registrable Securities including all exhibits and financial statements required by the SEC to be filed therewith, and use commercially reasonable efforts to cause such Registration Statement to become effective under the Securities Act;

Exhibit 10.7

(d) prepare and file with the SEC such pre- and post-effective amendments to such Registration Statement, supplements to the Prospectus and such amendments or supplements to any Free Writing Prospectus as may be necessary to keep such registration effective for the period of time required by this Agreement, and comply with provisions of the applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such Registration Statement;

(e) notify the Participating Holders by facsimile or email as promptly as practicable after notice thereof is received by the Company (i) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable Prospectus or Free Writing Prospectus or any amendment or supplement thereto has been filed (provided, that the Company will not have any obligation to provide any document pursuant to this clause that is available on the SEC’s EDGAR website), (ii) of any written comments by the SEC or any request by the SEC for amendments or supplements to such Registration Statement, Prospectus or Free Writing Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC preventing or suspending the use of any preliminary or final Prospectus or any Free Writing Prospectus or the initiation or threatening of any proceedings for such purposes, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction and (v) of the receipt by the Company of any notification with respect to the initiation or threatening of any proceeding for the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction;

(f) promptly notify the Participating Holders, at any time prior to the end of the Effectiveness Period, when the Company becomes aware of the happening of any event as a result of which the Registration Statement, the Prospectus included in such Registration Statement (as then in effect) or any Free Writing Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus, any preliminary Prospectus or any Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, when any Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement, or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement, Prospectus or Free Writing Prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the SEC and furnish without charge to the Participating Holders an amendment or supplement to such Registration Statement, Prospectus or Free Writing Prospectus which shall correct such misstatement or omission or effect such compliance;

(g) promptly incorporate in a Prospectus supplement, Free Writing Prospectus or post-effective amendment to the applicable Registration Statement such information as the Participating Holders agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, and make all required filings of such Prospectus supplement, Free Writing Prospectus or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement, Free Writing Prospectus or post-effective amendment;

(h) furnish to each Participating Holder, if requested by the Participating Holder, without charge, one (1) conformed copy of the applicable Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) (other than any portion thereof which contains information for which the Company has sought confidential treatment), except if such documents are available on the SEC’s EDGAR website;

(i) deliver to each Participating Holder, if requested by the Participating Holder, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus), any Free Writing Prospectus and any amendment or supplement thereto as such Participating Holder may reasonably request (it being understood that the Company consents to the use of such Prospectus, any Free Writing Prospectus and any amendment or supplement thereto by such Participating Holder in connection with the offering and sale of the Registrable Securities thereby) and such other documents as such Participating Holder may reasonably request in order to facilitate the disposition of the Registrable Securities by such Participating Holder (other than any portion thereof which contains information for which the Company has sought confidential treatment);

(j) on or prior to the date on which the Registration Statement is declared effective, use its commercially reasonable efforts to register or qualify, and cooperate with the Participating Holders and their respective counsel, in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction of the United States as any Participating Holder or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for such period as required by this Agreement, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

Exhibit 10.7

(k) use its commercially reasonable efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Participating Holders to consummate the disposition of such Registrable Securities;

(l) enter into such customary agreements (including underwriting agreements) and take all such other actions as the Participating Holders reasonably request in order to expedite or facilitate the registration and disposition of such Registrable Securities;

(m) for any Participating Holder that is required under applicable securities laws to be described as an “underwriter” in a Registration Statement, obtain for delivery to such Participating Holder (i) an opinion or opinions from counsel for the Company dated the effective date of the Registration Statement or, in the event of an underwritten offering, the date of the closing under the underwriting agreement, and (ii) in the event of any underwritten offering, a “comfort” letter signed by the independent public accountants who have certified the Company’s financial statements included in, or incorporated by reference into, the Registration Statement, on such date or dates as may be required under the underwriting agreement, in each case in customary form, scope and substance, which opinions and auditor comfort letters shall be reasonably satisfactory to such Participating Holders or underwriters, as the case may be, and their respective counsel;

(n) cooperate with each Participating Holder participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA or any other securities regulatory authority;

(o) use its commercially reasonable efforts to comply with all applicable securities laws and, if any Holders are required under applicable securities laws to be described as an “underwriter” in a Registration Statement, make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

(p) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

(q) use commercially reasonable efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which any of the Common Stock is then listed or quoted and on each inter-dealer quotation system on which any of the Common Stock is then quoted;

(r) if any Participating Holders are required under applicable securities laws to be described as an “underwriter” in a Registration Statement, in connection with such Participating Holders’ due diligence requirements, if any, make available, during normal business hours, for inspection and review by the Participating Holders, advisors to and representatives of the Participating Holders (collectively, “Inspectors”) (who may or may not be affiliated with the Participating Holders and who are reasonably acceptable to the Company), all financial and other records, all SEC Reports (as defined in the Purchase Agreement) and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably deemed necessary for the purpose of establishing a due diligence defense to underwriter liability under the Securities Act, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Inspectors in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Inspectors to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement; and

(s) with a view to making available to the Purchasers the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Purchasers to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) the date as all of the Registrable Securities may be sold without restriction by the Holders thereof pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish to each Purchaser upon request, as long as such Purchaser owns any Registrable Securities, (A) a written statement by the Company that, if true, it has complied with the reporting requirements of the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Purchaser of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

All such information made available or provided pursuant to this Section 2.3 shall be treated as confidential information and shall not be disclosed by the Participating Holders or Inspectors to any other Person other than, in the case of a Participating Holder, such Participating Holder’s respective officers, directors, employees, accountants, consultants, legal counsel, investment bankers, advisors and authorized agents (collectively, the “Holder Representatives”); provided, that, each such Holder Representative shall be informed that such confidential

Exhibit 10.7

information is strictly confidential and shall be subject to confidentiality restrictions in favor of the disclosing Participating Holder with respect to the confidential information disclosed by the Participating Holder to such Holder Representative. Notwithstanding anything to the contrary herein, the foregoing restrictions shall not prevent the disclosure by a Participating Holder of any information (x) that is required to be disclosed by order of a court of competent jurisdiction, administrative body or other Governmental Entity (as defined in the Purchase Agreement), or by subpoena, summons or legal process, or by law, rule or regulation or (y) that is publicly available (other than by a breach of such Participating Holder’s or Inspector’s confidentiality obligations to the Company), provided that, to the extent permitted by applicable law, in the event a Participating Holder or Holder Representative is required to make a disclosure pursuant to clause (x) hereof, it shall provide to the Board prompt notice of such disclosure (other than any such disclosure required by any administrative body or other Governmental Entity in the exercise of its regulatory or other oversight authority with respect to such Participating Holder or Holder Representative). The confidentiality obligations herein shall, with respect to any particular Participating Holder, expire on the second (2nd) anniversary of the date on which such Purchaser ceases to hold any Shares.

2.4. Obligations of the Holders.

(a) Each Holder shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Holder of the information the Company requires from such Holder if such Holder elects to have any of its Registrable Securities included in the Registration Statement. A Holder shall provide such information to the Company at least three (3) Business Days prior to the first anticipated filing date of such Registration Statement if such Holder elects to have any of its Registrable Securities included in the Registration Statement. Each Holder acknowledges and agrees that the information in the selling shareholder questionnaire or request for further information as described in this Section 2.4(a) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement, subject to its right to review the Registration Statement as provided herein. The Company shall not be obligated to file more than one post-effective amendment or supplement in any sixty (60) day period following the date such Registration Statement is declared effective for the purposes of naming Holders as selling security holders who are not named in such Registration Statement at the time of effectiveness.

(b) Each Holder, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement. The Company may require each selling Holder to furnish the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by such Holder or any Affiliate thereof, (ii) any FINRA affiliations, (iii) any natural persons who have the power to vote or dispose of the Common Stock and (iv) any other information as may be requested by the SEC, FINRA or any state securities commission.

(c) Each Holder agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2.1(b) or (ii) the happening of an event pursuant to Section 2.3(e) and Section 2.3(f) hereof, such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Holder is advised by the Company that such dispositions may again be made.

2.5. Indemnification.

(a) Indemnification by the Company. The Company will indemnify and hold harmless each Holder and its officers, directors, members, employees, advisors and agents, successors and assigns, and each other Person, if any, who controls such Holder within the meaning of the Securities Act, against any losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses (including reasonable and documented out-of-pocket attorney fees) (or actions in respect thereof), joint or several, to which any of them may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or reasonable and documented out-of-pocket expenses (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading; (ii) any “Blue Sky” application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state in a Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has

Exhibit 10.7

affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on a Holder’s behalf and will reimburse such indemnified person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and only to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (x) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder or any such controlling person in writing specifically for use in such Registration Statement or Prospectus, (y) the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that such Prospectus is outdated or defective or (z) a Holder’s (or any other indemnified Person’s) failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required, pursuant to Rule 172 under the Securities Act (or any successor rule) to the Persons asserting any untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such Prospectus or supplement.

(b) Indemnification by the Holders. Each Holder agrees, severally and not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders, agents, successors and assigns and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses (including reasonable and documented out-of-pocket attorney fees) (or actions in respect thereof) arising out of or based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is contained in any information furnished in writing by or on behalf of such Holder to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of a Holder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that, subject to the preceding sentence, any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest exists between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation or that would require an admission of guilt.

(d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a Holder be greater in amount than the dollar amount of the net proceeds received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

2.6. Termination of Registration Rights. The registration rights provided to the Holders under Section 2 shall terminate in their entirety upon the earlier to occur of: (a) the date that is three (3) years from the Effective Date; or (b) at such time as there are no Registrable Securities. Notwithstanding the foregoing, Section 2, Section 2.5 and Section 3 shall survive the termination of such registration rights.

Section 3. Miscellaneous.

3.1. Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state and federal courts located in the State of

Exhibit 10.7

Delaware for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

3.2. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successor and assigns of the parties hereto (other than the rights of any Holder under Section 2 hereof, which shall not be assignable and shall not inure to the benefit of any successor or assign of a Holder). The Company may not assign its rights or obligations hereunder except with the prior written consent of each Holder. Each Holder may assign their respective rights hereunder (other than the rights of any Holder under Section 2 hereof, which shall not be assignable and shall not inure to the benefit of any successor or assign of a Holder) in the manner and to the Persons permitted under the Purchase Agreement.

3.3. Entire Agreement; Amendment. This Agreement and the other Transaction Documents constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Any previous agreements among the parties relative to the specific subject matter hereof are superseded by this Agreement. Neither this Agreement nor any provision hereof may be amended, changed, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, change, waiver, discharge or termination is sought.

3.4. Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 10.02 of the Purchase Agreement.

3.5. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

3.6. Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

3.7. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

3.8. Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character of any breach or default under this Agreement, or any waiver of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing, and that all remedies, either under this Agreement, by law or otherwise, shall be cumulative and not alternative.

3.9. Consents. Any permission, consent, or approval of any kind or character under this Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing.

3.10. SPECIFIC PERFORMANCE. THE PARTIES HERETO AGREE THAT IRREPARABLE DAMAGE WOULD OCCUR IN THE EVENT THAT ANY OF THE PROVISIONS OF THIS AGREEMENT WERE NOT PERFORMED IN ACCORDANCE WITH ITS SPECIFIC INTENT OR WERE OTHERWISE BREACHED. IT IS ACCORDINGLY AGREED THAT THE PARTIES SHALL BE ENTITLED TO AN INJUNCTION OR INJUNCTIONS, WITHOUT BOND, TO PREVENT OR CURE BREACHES OF THE PROVISIONS OF THIS AGREEMENT AND TO ENFORCE SPECIFICALLY THE TERMS AND PROVISIONS HEREOF, THIS BEING IN ADDITION TO ANY OTHER REMEDY TO WHICH THEY MAY BE ENTITLED BY LAW OR EQUITY, AND ANY PARTY SUED FOR BREACH OF THIS AGREEMENT EXPRESSLY WAIVES ANY DEFENSE THAT A REMEDY IN DAMAGES WOULD BE ADEQUATE.

3.11. Construction of Agreement. No provision of this Agreement shall be construed against either party as the drafter thereof.

Exhibit 10.7

3.12. Section References. Unless otherwise stated, any reference contained herein to a Section or subsection refers to the provisions of this Agreement.

3.13. Variations of Pronouns. All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the context in which they are used may require.

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Exhibit 10.7

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.

Ikena Oncology, Inc.

By:
Name:	Mark Manfredi, Ph.D.
Title:	Chief Executive Officer

Exhibit 10.7

Annex A

PLAN OF DISTRIBUTION

[Intentionally Omitted]